MLP Investor Conference March 9, 2006 Exhibit 99.2

Statements in this presentation which are not statements of historical fact are forward-
looking statements within the meaning of the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on current factual information and certain assumptions which management believes to be reasonable at this time. The Partnership’s actual current and future results, however, are dependent upon numerous factors outside the control of the Partnership. These factors, and other applicable risks and uncertainties that could cause actual results to differ materially from projected results, are described more fully in the Partnership’s public periodic and other reports filed with the Securities and Exchange Commission.
Except as required by applicable securities laws, the Partnership undertakes no obligation to update any forward-looking statements at any time in the future.
FORWARD-LOOKING STATEMENTS

2006 MLP Investor Conference
Alliance Resource Partners Overview
ARLP Trading Information
ARLP General Information
ARLP is the nation’s only publicly traded master
limited partnership involved in the production and
marketing of coal
ARLP produces a wide variety of steam coals from
eight mining complexes located throughout the major
eastern U.S. coal fields
Visit us at www.arlp.com for more information
($ in million, except per share data)
Ticker: ARLP
Exchange: NASDAQ
Total L.P. Units Outstanding (mm) 36.3
Management % of L.P. Units Owned 42.7%
Unit Price at 3/1/2006 37.02 $
Market Capitalization 1,413.8 $
Net Debt Outstanding 124.8 $
Enterprise Value 1,538.6 $
2005 Annual Distribution / L.P. Unit 1.58 $
2005 Distributable Cash Flow / L.P. Unit 4.16 $
2005 Distribution Coverage Ratio
(a)
2.64 x
Current Annual Distribution 1.84 $
Distribution Yield 4.97%
(a)  Coverage calculated as total cash available for distribution divided by current annualized cash distributions

2006 MLP Investor Conference
Alliance Resource Partners, L.P.
Focused on Primary Business Objective –
Create sustainable, capital efficient growth in
distributable cash flow to maximize growth in
distributions to ARLP unitholders

MOUNT VERNON TRANSFER TERMINAL
TUNNEL RIDGE COMPLEX
PATTIKI COMPLEX
GIBSON COMPLEX
PENN RIDGE COMPLEX
PONTIKI COMPLEX
Pennsylvania
Illinois
Indiana
Ohio
Maryland
West Virginia
Kentucky
Virginia
DOTIKI COMPLEX
METTIKI COMPLEX
WARRIOR COMPLEX
HOPKINS COMPLEX
MC MINING COMPLEX

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
Diversified producer and marketer of coal to major U.S. utilities and industrial users
2005 production of 22.3 million tons ranked ARLP as the fifth
(a)
largest eastern coal
producer and eleventh
(b)
in the U.S.
Currently controls approximately 549.0 million tons of proven and probable coal reserves in the Illinois Basin, Central Appalachia and Northern Appalachia regions
Diversified Operations
(a)  Source: Platts Coaldat as of 9/30/05.    (b) Source: National Mining Association, Mine Safety and Health Administration, company data, and Lehman Brothers estimates.

2006 MLP Investor Conference
Efficient Operations
Source: Citigroup
EBITDA margin represents  EBITDA / Total Revenues.  EBITDA is a non-GAAP measure.  See Slide 25 for a reconciliation of  EBITDA to Net Income.
By maximizing existing assets ARLP has consistently delivered sector leading
EBITDA margins
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Alliance Foundation Consol Peabody Massey Arch Alpha
2003
2004 2005

Cash Flow From Operations
($MM)

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
Consistent Cash Flows
ARLP’s product and geographic diversity provides strong and stable cash flow
$70.5
$101.3
$110.3
$145.1
$193.6
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2001 2002 2003 2004 2005

8 2006 MLP Investor Conference Exceptional Long-Term Performance Production Revenues EBITDA Net Income Five Consecutive Years of Record Results -

MM Tons Produced

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
Solid Production Growth
18.0
19.2
20.4
22.3
24.5
0.0
5.0
10.0
15.0
20.0
25.0
2002 2003 2004 2005 2006E
Production increased more than 9% in 2005 and is expected to grow more than 9% in 2006
With identified growth projects, ARLP is targeting annual production of up to 38 million tons by 2010

Revenues ($MM)
Excluding Transportation Revenues

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
Strong Revenue Growth
$499.9
$523.2
$623.5
$799.6
$910.0 -
$930.0
$400
$500
$600
$700
$800
$900
$1,000
2002 2003 2004 2005 2006E
Revenues have grown at a 17% CAGR since 2002
Future revenue growth potential enhanced by meaningful exposure to market pricing
Tons of Coal
Year (MM)
2006 1.65
2007 10.34
2008 16.62
Coal Sales Volumes Open to Market Pricing
As of March 1, 2006

2006 MLP Investor Conference
Strong EBITDA Growth
EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization. See Slide 25 for a reconciliation of
EBITDA to Net Income.
EBITDA has grown at a 31% CAGR since 2002 and is expected to increase by up to 15% in 2006
$102.5
$119.0
$147.9
$230.1
  $245.0 -
$265.0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005 2006E

➢

Net Income ($MM)

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
Consistent Net Income Growth
Net Income has grown at a 76% CAGR since 2002 and is expected to increase by up to 13% in 2006
$34.8
$47.9
$76.6
$160.0
    $160.0 -
$180.0
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2002 2003 2004 2005 2006E

2006 MLP Investor Conference
Solid Financial Position
Significant financial capacity available for growth
EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization. See Slide 25 for a reconciliation of EBITDA to Net Income.
($ in thousands)
2004YE 2005YE
Cash and Securities 80,574 $       81,296 $
EBITDA 147,889 $     230,145 $
Interest Expense 14,963 $       11,816 $
Senior Notes 180,000 $     162,000 $
$85MM Credit Facilitiy -                -
   Total Debt 180,000 $     162,000 $
Total Capital 235,187 $     317,777 $
Debt to Capital 76.53% 50.98%
Market Capitalization 1,341,653 $  1,355,059 $
Debt to Market Capitalization 13.42% 11.96%
EBITDA / Interest Expense 9.88 x 19.48 x
Total Debt / EBITDA 1.22 x .70 x

Quarterly Distributions per Unit
84% Distribution Growth

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
With Strong Distribution Growth…
2002 2003 2004
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
$0.50
2005
Distributions to unitholders increased 24% in 2005 and 84% since the beginning of 2002
Compared to MLP Composite average annual distribution growth rate of 6%
(a)
(a) Source:  Citigroup Investment Research

Distribution Coverage Ratio

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
... And Industry-Leading Distribution Coverage
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
3.00
Alliance Pipeline
Composite
Propane
Composite
Others
2003 2004 2005(e)
Source: Citigroup (9/21/05). Coverage calculated as total cash available for distribution divided by current annualized cash distributions.
Note: Pipeline composite includes Buckeye, Enbridge, Energy Transfer, Kinder Morgan, Magellan, Northern Border, Pacific Energy, Plains All American, Sunoco Logistics, TC Pipelines, TEPP
CO and Transmontaigne. Propane composite includes Amerigas, Ferrellgas, Inergy and Suburban. Others include Natural Resource Partners, Teekay LNG and US Shipping.
1.83
2.74
2.16
1.15
1.06
0.94
1.13
1.23
1.19
1.07
1.18
1.14
ARLP’s distribution coverage ratio of greater than 2.0x is the highest in the
MLP universe

2006 MLP Investor Conference
-50
0
50
100
150
200
250
300
350
400
1/1/2003 6/15/2003 11/27/2003 5/10/2004 10/22/2004 4/5/2005 9/17/2005 3/1/2006
Indexed Total
Return (%)
ARLP
Coal MLP Index
Pipeline MLP Comps
S&P 500 +271.6%
+223.2%
+78.2%
Total Returns Since 1/1/2003
+46.6%
ARLP has Delivered Superior Total Returns
(a) Coal MLP Index includes NRP and PVR.
(b) Pipeline MLP Index includes APL, BPL, BWP, DPM, XTEX, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, SXL, TCLP, TLP, TPP, WPZ and VLI.
__________________
(a)
(b)
Source:  Lehman Brothers

2006 MLP Investor Conference
…and Remains Attractively Valued
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
Peabody Arch Consol Massey Alliance Foundation Alpha
EV/2006E EBITDA
(1)
Peabody Arch Consol Massey Alliance Foundation Alpha
Source:  ARLP
(1) EV represents Enterprise Value which reflects Market Capitalization plus Debt. Average EBITDA estimates from Thompson One Analysis for all companies, ARLP
EBITDA adjusted for General Partner interests. EBITDA is a non-GAAP measure. See Slide 25 for a reconciliation of EBITDA to Net Income.

(million short tons)

(quadrillion Btu)

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
130
127
118
126
112
113
112
123
106
90.0
100.0
110.0
120.0
130.0
140.0
3Q
2003
4Q
2003
1Q
2004
2Q
2004
3Q
2004
4Q
2004
1Q
2005
2Q
2005
3Q
2005
U.S. Coal Inventories
(a)
0.0
15.0
30.0
45.0
60.0
1980 1990 2000 2010 2020 2030
Historical and Projected Energy Consumption by Source
(a)
Petroleum
Coal
Gas
Nuclear
Renewable
Hydropower
__________________
(a) Source: Energy Information Administration.
Favorable Coal Fundamentals
Growing Domestic Demand for Coal
Continued U. S. economic strength
Electric power demand near all-time high and
expected to grow ~ 2% annually through 2030
(a)
Energy Policy Act of 2005 favors coal as fuel
of the future
New coal-fired power plants total ~ 174 GW
by 2030
(a)
Domestic Coal Supply Constraints
Significant barriers to entry (permitting,
regulatory compliance, etc.)
Higher capital costs and extended mining
equipment backlog
Skilled labor shortages
Ongoing transportation infrastructure issues
Low Coal Stockpiles
Inventory levels at 3Q’05 8% below prior year
and 20% below five-year average
(a)
Favorable Export Dynamics
Continued global expansion (China, India,
U.S.)
Lagging global supply response
Challenges for Competing Fuels
Nuclear utilization at full capacity
Non-competitive oil and natural gas prices
Continued challenges for LNG

MICHIGAN
NEW HAMPSHIRE
NEW YORK
MASSACHUSETTS
IOWA
PENNSYLVANIA
CONNECTICUT
OHIO
ILLINOIS
INDIANA
WEST VIRGINIA
DISTRICT OF COLUMBIA
DELAWARE
MISSOURI
VIRGINIA
KENTUCKY
TENNESSEE
NORTH CAROLINA
ARKANSAS
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
LOUISIANA

ALLIANCE RESOURCE PARTNERS, L.P.

2006 MLP Investor Conference
Significant High-Sulfur Market Dynamics
Current and pending
legislation has caused utilities
to announce or plan to add
scrubbers which should lead
to additional market
opportunities for the Illinois
Basin and Northern
Appalachian regions
As utilities execute their
environmental compliance
initiatives, a significant
amount coal demand
historically supplied from the
Central Appalachian region
should switch to higher sulfur
Illinois Basin and Northern
Appalachian coal
Scrubber Additions -
Announced
Planned

2006 MLP Investor Conference
Impact of Scrubber Installations
Emphasis on sulfur content will diminish and coal
purchasing decisions will be based on lowest delivered cost
per MMBtu
Transportation costs will play major role in determining
ultimate amount of coal switching in the future
As scrubber installations are completed –
Illinois Basin & Northern Appalachia High-Sulfur Coals
Will Benefit From These Changing Market Dynamics

2006 MLP Investor Conference
Recent
coal
sales agreement have solidified ARLP’s presence in the
scrubber markets
Allegheny Coal Sales Agreement
•
New 10 year, 20 million ton coal supply agreement commencing with initial production from Penn Ridge mine currently estimated in 2009 - 2010
•
Penn Ridge to supply annually 2 million tons of scrubber quality high-
sulfur coal for use in Allegheny’s power plants
LG&E Coal Sales Agreement
•
New 6 year, 23.5 million ton coal supply agreement commencing January 1,
2007 with option to extend beyond primary term for additional 4 years and
16 million incremental tons
•
Alliance will ship annually up to 4 million tons of high-sulfur coal to LG&E
VEPCO Coal Sales Agreement
•
New 7 year, 15.8 million ton coal supply agreement commencing January 1,
2007
•
Alliance will ship annually ~2.25 million tons of medium-sulfur coal to
VEPCO’s Mt. Storm Station
ARLP Recent Positioning in Scrubber Markets

2006 MLP Investor Conference
ARLP has a number of significant, near-term development opportunities which could be financed with internally generated cash flow
Tunnel Penn Gibson Elk
Development Project: Ridge Ridge South Creek
Status:
Permitting in
progress
Inititating permitting
process
Permitting in
progress
Completing
development
Expected Development
Capital:
$200 million $165 million $83 million $68.8 million
Anticipated Initial
Production:
2009 - 2010 2009 - 2010 2008 - 2009 2006
Estimate Reserves
(million tons):
70 55 83 33
Coal Quality: High Sulfur High Sulfur Medium Sulfur High Sulfur
Estimated Annual
Production Capacity
(million tons):
6.0 5.0 3.1
2.0 in 2006 ramping
to 3.8 in 2007
ARLP Future Positioning in Scrubber Markets

2006 MLP Investor Conference
ARLP Investment Highlights
Diversified asset base with operations in all major
eastern U. S. coal fields producing a wide variety of
steam coals
Proven track record of financial and operating
performance and growth
Demonstrated market performance
Highest distribution coverage ratio in the MLP sector
Stable coal industry fundamentals and robust growth
dynamics for high-sulfur coal
Visible inventory of growth prospects looking forward

Questions and Answers * * * * * * *

2006 MLP Investor Conference
EBITDA Reconciliation
EBITDA is defined as income before net interest expense, income taxes and depreciation, depletion and amortization. Management believes EBITDA is a useful indicator of its ability to meet debt service and capital expenditure requirements and uses EBITDA as a measure of operating performance. EBITDA should not be considered as an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles.
EBITDA is not intended to represent cash flow and does not represent the measure of cash available for distribution. The Partnership's method of computing EBITDA may not be the same method used to compute similar measures reported by other companies, or EBITDA may be computed differently by the Partnership in different contexts (i.e. public reporting versus computation under financing agreements).
($ in thousands) Year Ended December 31, 2006E
2002 2003 2004 2005 Midpoint
Cash flows provided by operating activities 101,306 $  110,312 $  145,055 $  193,618 $  250,000 $
Reclamation and mine closing (1,365)         (1,341)         (1,622)         (1,918)         (1,800)
Coal inventory adjustment to market                                 (48)                (687)            (488)            (573)            -
Other 1,014          353              (255)            (2,057)         (1,000)
Net effect of changes in operating assets and liabilities (13,714)       (8,240)         (12,405)       26,577        (5,700)
Interest expense 16,360        15,981        14,963        11,816        10,700
Income taxes (1,094)         2,577          2,641          2,682          2,800
EBITDA 102,459 $  118,955 $  147,889 $  230,145 $  255,000 $
Depreciation, depletion and amortization (52,408)       (52,495)       (53,664)       (55,637)       (71,500)
Interest expense (16,360)       (15,981)       (14,963)       (11,816)       (10,700)
Income taxes 1,094          (2,577)         (2,641)         (2,682)         (2,800)
Net income 34,785 $     47,902 $     76,621 $     160,010 $  170,000 $

MLP Investor Conference March 9, 2006 * * * * * * * *